                                                                    EXHIBIT 10.6

                                    SUBLEASE

     This SUBLEASE (this "SUBLEASE") is made as of this 5th day of July, 2004, by and between FACILITECH, INC., DBA BUSINESS INTERIORS, a Texas corporation ("SUBLESSOR"), and THE GOLF WAREHOUSE, L.L.C., a Delaware limited liability company ("SUBLESSEE").

                       ARTICLE I -- BASIC SUBLEASE TERMS

     For the purposes of this Sublease, the following terms shall have the meanings set forth below:

     1.1 MASTER LEASE. The Lease Agreement between Sublessor, as tenant, and U. S Business Centers, L.L.C. ("MASTER LESSOR"), as landlord, as successor to Stephen L. Clark, as Trustee of the Steve Clark Trust, created pursuant to a Trust Agreement dated October 4, 1996, executed by Stephen L. Clark, as grantor, and Stephen L. Clark, as trustee, dated May 10, 1999, covering certain premises more fully described therein as the Leased Premises, which are the same as the Subleased Premises. Sublessor represents and warrants that a true and complete copy of the Master Lease, including all amendments and modifications thereto, is attached hereto as Exhibit 1.

     1.2 BUILDING. The warehouse building (the "BUILDING") located at 8835 E. 34th Street, in Wichita, Kansas more particularly described as Lot 1, Block 3, Mediterranean Plaza, an Addition to Wichita, Sedgwick County, Kansas. The Building and the land on which it is located are collectively referred to herein as the "PROPERTY."

     1.3 SUBLEASED PREMISES. The premises (the "SUBLEASED PREMISES") containing an aggregate of approximately 43,200 square feet of floor area, more particularly described as the "Leased Premises" in the Master Lease.

     1.4 SUBLEASE TERM. This subtenancy shall commence. on the date which is three (3) days after the date Sublessee is notified that receipt of the Master Lessor's consent to this Sublease, have been obtained or satisfied, and vacant possession of the Subleased Premises has been tendered to Sublessee in the condition required by this Sublease (the "SUBLEASE COMMENCEMENT Date") and, unless sooner terminated, shall expire on September 30, 2006 (the "SUBLEASE EXPIRATION DATE"); provided, however, if the Master Lease is terminated for any reason, then this Sublease shall be terminated automatically, effective as of the date of termination of the Master Lease. If the Commencement Date shall not occur by August 1, 2004 (as to which date time is of the essence), (1) Sublessee shall be entitled to an abatement in Rent beyond that specified in Section 2.2 of two days for each day of delay commencing on August 1, 2004 and ending on the first business day after the Commencement Date shall occur, and (2) Sublessee may terminate this Sublease at any time prior to the Commencement Date on one
(1) day's notice to Sublessor. Sublessee and its representatives shall be granted reasonable access to the Subleased Premises prior to the Commencement Date for the purpose of inspections, tests and preparation of construction plans.

     1.5 BASE RENT. Base Rent is $151,200 per year, payable in monthly installments of $12,600.00 per month.

     1.6 PERMITTED USE. The Subleased Premises may be used and occupied only for general office and warehouse use and the .display and sale of Sublessee's merchandise (the "PERMITTED USE") and any other use with Sublessor's prior consent, such consent not be unreasonably withheld or delayed (Sublessor's withholding of its consent to such new use being deemed to be reasonable if Master Lessor refuses to approve the new use).

                ARTICLE II -- GRANTING CLAUSE AND RENT PROVISIONS

     2.1 GRANT OF PREMISES. Sublessor hereby leases the Subleased Premises to Sublessee during the Sublease Term, subject to the provisions of this Sublease.

     2.2 BASE RENT. Sublessee agrees to pay the Base Rent to Sublessor monthly in advance, commencing on the later of (i) September I, 2004, and (ii) the 31-day anniversary of the Commencement Date, and continuing on the first day of each month thereafter, during the term of this Sublease, without demand, offset or reduction except as set forth in this Sublease. Base Rent due for any partial calendar month at the beginning or end of the Sublease Term is prorated on a per diem basis.

     2.3 ADDITIONAL RENT. Sublessee shall pay to Sublessor, as additional rent, all amounts that Sublessor is required to pay to Master Lessor (or to the appropriate utility provider, as applicable) pursuant to the Master Lease for utilities, electricity, gas and water imposed on or due for services rendered to the Subleased Premises during the Sublease Term. Sublessee shall pay such amounts within thirty (30) days after receipt of notice of the amount due (and any supporting documentation that Sublessee shall reasonably require). Additional rent. due for utilities for any partial calendar month at the beginning or end of the Sublease Term is prorated on a per diem basis. Sublessee shall pay, as additional rent, all other sums due under this Sublease (together with the Base Rent, "RENT"). Sublessee is not responsible, however, for the payment of the proportionate share of either the taxes and insurance charged pursuant to Section 2(b) of the Master Lease, or the cost of operation and maintenance of the common area charged pursuant to Section 2(c) of the Master Lease.

     2.4 ADDRESS FOR RENT PAYMENTS. Sublessee shall send all payments of Rent and any other payment obligations that become due under this Sublease (unless due directly to third parties) to Sublessor at its address as set forth by its signature block below (or such other address as Sublessor may, from time to time, designate in writing in accordance with Section 11.2 of this Sublease).

     2.5 LAST MONTH'S RENT. Sublessor hereby acknowledges the receipt of $12,600 (the "LAST MONTH'S RENT") from Sublessee, which amount shall be held by Sublessor, in trust, during the term of this Sublease, it being understood that the application of the Last Month's Rent to the final month's Base Rent shall not relieve Sublessee of its obligation to pay additional rent that may be due hereunder. The Last Month's Rent shall applied by Sublessor against the Base Rent due and payable for the last month of the term of this Sublease. Upon the expiration or termination of the term of this Sublease, any unapplied portion of the Last Month's Rent shall be promptly returned to the Sublessee by Sublessor.

                        ARTICLE III -- USE AND ACCEPTANCE

     3.1 OCCUPANCY AND USE. The Subleased Premises shall be used and occupied only for the purpose as set forth in Section 1.6 above. Sublessee shall not use the outside of the Subleased Premises for storage, except Sublessee may park semi-trucks and trailers in the dock area designated for Sublessor's or Sublessee's use. Sublessee shall not operate an incinerator or burn trash or garbage on the Property. Sublessee, at its expense, shall comply with all applicable legal requirements and with the reasonable rules and regulations of the Property. If Sublessee is not complying with such legal requirements, rules and regulations, Sublessor may at its election, upon reasonable notice, enter the Subleased Premises without liability therefor and fulfill Sublessee's obligations at Sublessee's expense. Notwithstanding anything to the contrary contained in this Sublease, Sublessee shall not be required to make any Capital Repairs (as hereinafter defined) pursuant to this Section 3.1 unless and to the extent that the need therefor shall arise out of Sublessee's manner of use of the Subleased Premises.

     3.2 ACCEPTANCE OF THE SUBLEASED PREMISES. Subject to Section 7.7, Sublessee has inspected the Subleased Premises and the Building and accepts them in their present "AS-IS" condition, "WITH ALL FAULTS" and Sublessor has no obligation to improve, repair, restore or refurbish the Subleased Premises. Neither Master Lessor nor Sublessor has any obligation to alter or improve the Subleased Premises (under Sections 28 or 29 of the Master Lease or otherwise) as a condition to or term of this Sublease. Sublessee waives all defects, if any, in the Subleased Premises and the Building. Except as set forth in this Sublease, Sublessor has not made, and Sublessee waives, any express or implied representation or warranty with respect to the Subleased Premises or any other portion of the Building including, without limitation, any representation or warranty with respect to the suitability or fitness of the Subleased Premises or any other portion of the Building for the conduct of Sublessee's business.

                      ARTICLE IV -- UTILITIES AND SERVICES

     4.1 BUILDING SERVICES.

          (a) Sublessor is not responsible for providing any services or utilities to Sublessee and Sublessee shall look solely to Master Lessor for all such services or utilities. Sublessor shall, however, cooperate with Sublessee, at no cost to Sublessor, to attempt to cause Master Lessor to comply with its obligations under the Master Lease with respect to the Subleased Premises and to provide all such services and utilities for the benefit of the Subleased Premises.

          (b) Failure by Master Lessor to furnish all or any portion of any of the services or utilities under the Master Lease, or by any cessation in the furnishing of any services or utilities shall not render Sublessor liable to Sublessee in any respect for damages to either persons or property, nor be construed as an eviction by Sublessor, nor work an abatement of rent, nor relieve Sublessee from fulfillment of any covenant or agreement in this Sublease. In the event of any such failure by Master Lessor or any such cessation, Sublessor shall cooperate with Sublessee, at no cost to Sublessor unless caused by Sublessor, and use commercially reasonable efforts to cause Master Lessor to restore the service promptly.

                      ARTICLE V -- REPAIRS AND MAINTENANCE

     5.1 SUBLESSOR REPAIRS. Sublessor shall have no obligation under this Sublease to repair, maintain, refurbish or make replacements for the Subleased Premises (collectively, "REPAIRS"), whether or not arising out of fire, other casualty, or in connection with the need for normal maintenance and repair, except for Repairs capitalized in accordance with generally accepted accounting principles ("CAPITAL REPAIRS"), unless and to the extent that the need therefor shall arise out of or in connection with negligence or willful misconduct of Sublessee, and Repairs to the extent arising out of or in connection with the negligence or willful misconduct of Sublessor ("SUBLESSOR REPAIRS"). Except for Capital Repairs (other than Capital Repairs which are the obligation of Master Lessor under the Master Lease) and Sublessor Repairs, Sublessee shall look solely to Master Lessor for all such repairs. Sublessor shall, however, cooperate with Sublessee, at no cost to Sublessor, to cause Master Lessor to comply with its obligations under the Master Lease with respect to the Subleased Premises and to provide such Repairs for the benefit of the Subleased Premises.

     5.2 SUBLESSEE REPAIRS. Sublessee, at its own cost and expense, shall perform such maintenance, repairs and replacements as are required to keep the Subleased Premises in as good a condition as existed on the Sublease Commencement Date, ordinary wear and tear and casualty excepted, including, without limitation maintenance, repairs and replacements to the items and systems set forth in Section 3(b) of the Master Lease. Sublessee shall also repair or replace any damage or injury to all or any part of the Subleased Premises and/or the Property, caused by any act or omission of Sublessee or Sublessee's agents, employees, invitees, licensees, or visitors. Notwithstanding anything to the contrary contained in this Sublease, Sublessee shall not be required to make any Capital Repairs or Sublessor Repairs pursuant to this
Section 5.2 or any other provision of this Sublease, and Sublessor shall promptly make or cause to be made, all Capital Repairs and Sublessor Repairs, provided, that, notwithstanding the foregoing, Sublessee shall make all Capital Repairs if and to the extent that the need therefor shall arise out of or in connection with negligence or willful misconduct of Sublessee.

     5.3 HVAC MAINTENANCE AGREEMENT. Sublessee shall, during the term of this Sublease, cause the portion of the Building's heat, ventilation and air conditioning system, exclusive serving the Subleased Premises to be maintained pursuant to a maintenance contract substantially similar to that attached hereto as Exhibit 2.

              ARTICLE VI -- ALTERATIONS, IMPROVEMENTS, AND SIGNAGE

     6.1 NO ALTERATIONS OR IMPROVEMENTS. Sublessee may not make or allow to be made any alterations, physical additions or improvements in or to the Subleased Premises (including adding any cabling or wiring) without first obtaining the written consent of Sublessor, which consent shall not be unreasonably withheld or delayed; provided, however, Sublessor's refusal to consent to alterations or improvements shall be deemed reasonable if Master Lessor refuses or fails to approve such alterations or improvements. Notwithstanding the foregoing, Sublessor hereby consents to any and all penetrations of the walls between the Subleased Premises and adjacent space desired by Sublessee.

     6.2 SIGNAGE. Sublessee may not, without Sublessor's prior written consent
(a) install any exterior lighting, decorations, painting, awnings, canopies or the like; or (b) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type that can be viewed from the exterior of the Subleased Premises.

                           ARTICLE VII -- MASTER LEASE

     7.1 COMPLIANCE WITH MASTER LEASE. Except as expressly otherwise provided in this Sublease, Sublessee may not violate any of the provisions, of the Master Lease incorporated herein pursuant to Section 7.2 that are to be observed or performed by Sublessor as tenant thereunder with respect to the Subleased Premises (except as otherwise provided above). Sublessee shall not, by any act or omission, cause Sublessor to be in violation of or in default under the Master Lease.

     7.2 INCORPORATION OF MASTER LEASE. Insofar as the provisions of the Master Lease pertaining to the Subleased Premises do not conflict with specific provisions hereof, they and each of them are incorporated by this reference into this Sublease as fully as if completely restated herein. The following sections of the Master Lease are not incorporated into this Sublease.

     Section 1
     Section 2
     Section 3(b)
     Section 15
     Section 16
     Section 17
     Section 27
     Section 28
     Section 29
     Section 32
     Section 34

Sublessee shall be bound by all of the provisions of the Master Lease pertaining to the Subleased Premises (except as otherwise provided above) and shall perform all of the obligations and responsibilities that Sublessor by the Master Lease undertakes toward Master Lessor pertaining to the Subleased Premises (except as otherwise provided above). Therefore, in construing Sublessee's obligations, to the extent applicable wherever in the Master Lease the word "Landlord" or "Lessor" is used, it shall mean Sublessor and wherever in the Master Lease the word "Tenant" or "Lessee" is used, it shall mean Sublessee and wherever in the Master Lease the words "Leased Premises" or similar words are used, they shall mean the Subleased Premises.

     7.3 SUBLEASED PREMISES. The parties acknowledge and agree that Sublessee's rights and obligations hereunder only relate to those portions of the premises covered by the Master Lease that are a part of, or are related or appurtenant to, the Subleased Premises.

     7.4 SUBJECT TO MASTER LEASE. This Sublease is expressly subject to and inferior to the Master Lease.

     7.5 FAMILIARITY WITH MASTER LEASE. Sublessee represents that it has read and is familiar with all of the provisions of the Master Lease.

     7.6 SUBLESSOR'S OBLIGATIONS REGARDING MASTER LEASE. Provided Sublessee is not in default hereunder beyond any applicable notice and cure period, Sublessor shall pay the base rent and additional rent due to Master Lessor and shall perform Sublessor's other obligations under the Master Lease, so as not to cause a default under the Master Lease.

     7.7 SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. (a) Sublessor hereby represents and warrants that: (i) the Master Lease is in full force and effect and that no default exists by Sublessor, and, to Sublessor's knowledge, by Master Lessor under the Master Lease and (ii) no event exists which, upon the giving of notice or the passage of time, or both, could become a default under the Master Lease.

          (b) Sublessor shall not (i) voluntarily surrender or terminate the Master Lease or the term and estate granted thereby, or (ii) amend or modify the Master Lease unless such amendment or modification shall not reduce Sublessee's rights or increase Sublessee's obligations under this Sublease.

          (c) Sublessor shall deliver to Sublessee by telecopy, with hard copy to follow, copies of all notices sent or received by Sublessor with respect to the Subleased Premises or the Master Lease within three (3) business days of receipt or delivery, as applicable, of such notice.

     7.8 INDEMNITY. (a) Sublessor shall indemnify, defend and hold harmless Sublessee from and against all losses, liabilities, claims, damages, interest, costs and expenses (Sublessee hereby waiving claims for consequential damages), including, but not limited to, reasonable attorneys' fees and costs incurred in the defense thereof, which Sublessee may incur or pay out by reason of (i) any default under the Master Lease by the tenant thereunder, (ii) any act, omission, negligence or willful misconduct of Sublessor or any of its agents, contractors, servants, licensees, employees or invitees or (iii) any failure of Sublessor to perform or comply with all of the provisions of this Sublease. The provisions hereof shall survive the expiration or sooner termination of this Sublease.

          (b) Sublessee shall indemnify, defend and hold harmless Sublessor from and against all losses, liabilities, claims, damages, interest, costs and expenses (Sublessee hereby waiving claims for consequential damages), including, but not limited to, reasonable attorneys' fees and costs incurred in the defense thereof, which Sublessor may incur or pay out by reason of (i) any act, omission, negligence or willful misconduct of Sublessee or any of its agents, contractors, servants, licensees, employees or invitees or (ii) any failure of Sublessee to perform or comply with all of the provisions of this Sublease. The provisions hereof shall survive the expiration or sooner termination of this Sublease.

              ARTICLE VIII -- LIMITATION ON LIABILITY AND INSURANCE

     8.1 CONDITION OF PROPERTY. Notwithstanding any provision of this Sublease or the Master Lease to the contrary, Sublessor shall not be liable to Sublessee or any of its agents, employees, servants, or invitees for any death or injury to any person or persons or for damage to property due to the condition or design or any defect in the Subleased Premises, the Building or any complex of which it is a part, or any part or component thereof (including without limitation any mechanical, electrical, plumbing, heating, air conditioning or other systems or equipment), which may exist or subsequently occur, except to the extent of Sublessor's own negligence or willful misconduct. Sublessee, for itself and its agents, employees, servants, and invitees, expressly assumes all risks of damage to persons and property, either proximate or remote, by reason of the present or future condition of the Subleased Premises, the Building or any complex of which it is a part, or any part or component thereof, except to the extent caused by Sublessor's negligence or willful misconduct.

     8.2 ACTS OF SUBLESSEE. Sublessee agrees that it will indemnify, defend and hold Sublessor harmless from and against all liability, loss, cost, damage or expense, including without limitation attorneys' fees and costs and any liability Sublessor may have to Master Lessor or any other party, arising out of or related to any act or omission of Sublessee or any of Sublessee's agents, employees, servants or invitees.

     8.3 DEFAULT BY MASTER LESSOR. Sublessor shall not be responsible or liable for any violation or default by Master Lessor under the Master Lease (regarding utilities, services, repairs or otherwise) or for the acts or omissions of any tenant of the Building, but only for defaults of Sublessor hereunder or of Sublessor as lessee under the Master Lease (to the extent any such default does not result from Sublessee's default hereunder) and for the negligence or willful misconduct of Sublessor.

     8.4 INSURANCE. Sublessee shall provide liability insurance coverage conforming to that required of Sublessor in the Master Lease and shall name Sublessor as an additional insured on all policies.

     8.5 TERMINATION. Sublessee acknowledges that if the Master Lease is terminated pursuant to Section 5(b) or Section 6 thereof, Sublessor may similarly terminate this Sublease.

     8.6 ALTERNATIVE SPACE. Notwithstanding anything to the contrary contained in this Sublease, if the Subleased Premises are not usable by Sublessee following a casualty or condemnation, Sublessor shall only be required to provide Sublessee with alternative space if such space is made available to Sublessor pursuant to the Master Lease.

                      ARTICLE IX -- ASSIGNMENT OR SUBLEASE

     Sublessee shall not assign, sublet, transfer or hypothecate, in whole or in part, this Sublease, by operation of law or otherwise, without the prior written consent of Sublessor, and in no event shall any such assignment or sublease ever release Sublessee from any obligation or liability hereunder. Notwithstanding anything to the contrary contained in this Sublease, Sublessee may assign this Sublease or sub-sublease all or any portion of the Subleased Premises without the consent of Sublessor and Master Lessor, but with written notice to Sublessor and Master Lessor, (i) in connection with any merger, consolidation or reorganization of Sublessee, (ii) as part of a sale of all or substantially all of (y) the assets of Sublessee located in the State of Kansas or (z) the equity of Sublessee, (iii) as part of a public or private offering, or (iv) to an affiliate, parent or subsidiary of Sublessee.

                       ARTICLE X -- DEFAULTS AND REMEDIES

     10.1 Default by Sublessee. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" in the terms of this Sublease:

          (a) The failure to pay Rent and/or Additional Rent when due and failure to cure such default within ten (10) days after Sublessee receives written notice from Sublessor.

          (b) The filing of a petition in bankruptcy or the appointment of a receiver or an assignment for the benefit of creditors relating to Sublessee.

          (c) The failure to comply with the terms of this Sublease (including, but not limited to, the provisions of the Master Lease to the extent incorporated pursuant to Section 7.2) within thirty (30) days after receipt of written notice of the provision in default, excepting Rent, provided, that if such failure to comply shall not be reasonably capable of being cured within such 30-day period, then Sublessee shall not be in default if Sublessee shall have commenced and shall diligently pursue until completion the cure of same.

     10.2 SUBLESSOR'S REMEDIES. Upon the occurrence of any Event of Default under this Sublease, the Sublessor may exercise the following remedies by giving prior written notice to Sublessee:

          (a) Terminate this Sublease, at which time Sublessor shall have the right to remove any furniture, equipment or other personal property of Sublessee located at the Subleased Premises.

          (b) Pursue all other remedies available under law or equity.

     Sublessor's remedies are cumulative and not in the alternative.

                           ARTICLE XI -- MISCELLANEOUS

     11.1 LEGAL FEES. In the event of litigation, mediation or arbitration concerning the interpretation or enforcement of this Agreement, the prevailing party is entitled to recover from the losing party its reasonable legal fees, court costs, and expenses, whether at the trial or appellate level.

     11.2 NOTICES. All notices, requests, demands, and other communications under this Sublease must be in writing and will be deemed to be duly given when delivered in person, or sent by express delivery service with charges prepaid and receipt requested, or, if those services are not available, three (3) business days after mailed (postage prepaid) by certified mail with return receipt requested addressed to the parties at the respective addresses set forth by the signature blocks below. Any party may change that party's address by written notice to the other parties.

     11.3 SECURITY. Sublessor has no obligation to provide guards or other security personnel or security, and Sublessee waives all claims against Sublessor, its agents and/or employees based on or related to any failure to furnish security services, failure to furnish protection from crime or related matters.

     11.4 SURRENDER OF THE SUBLEASED PREMISES. At the termination of this Sublease, Sublessee shall remove all of its trade fixtures, furniture, equipment and other personal property from the Subleased Premises; vacate the Subleased Premises; and deliver the Subleased Premises to Sublessor in as good condition as existed at the Sublease Commencement Date of this Sublease, ordinary wear and tear and casualty excepted.

     11.5 HOLDING OVER. Sublessee shall indemnify Sublessor from any holdover penalties pursuant to the Master Lease solely on account of Sublessee's failure to vacate the Subleased Premises upon the expiration or termination of this Sublease. This indemnity shall survive the expiration or termination of this Sublease.

     11.6 BROKERAGE; MUTUAL INDEMNITIES. Sublessee and Sublessor each warrants that it has had no dealings with any broker or agent in connection with the identification of the Subleased Premises and negotiation or execution of this Sublease except Arledge/Power Real Estate Group. Each party shall indemnify, defend, and hold the other party harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming by, through, or under the first party with respect to this Sublease. Sublessor shall pay all commissions and fees due or payable to Arledge/Power Real Estate Group.

     11.7 NO OPTIONS. Sublessee does not have any option to extend the Sublease Term under Section 27 of the Master Lease.

     11.8 HEADINGS. The headings of the sections and subsections of this Sublease have been inserted for convenience of reference only and do not restrict or modify any of the terms or provisions of this Sublease.

     11.9 COUNTERPARTS. This Sublease may be signed in original or by fax in counterparts, each of which will be deemed to be an original, and the counterparts will together constitute one complete document.

     11.10 AMENDMENT. This Sublease may not be altered, waived, or amended except by an instrument in writing signed by Sublessor and Sublessee.

     11.11 LIMITATION OF WARRANTIES. SUBLESSOR AND SUBLESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT THIS SUBLEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS SUBLEASE.

     11.12 WAIVER AND RELEASES. Sublessee shall not have the right to withhold or to offset rent or to terminate this Sublease except as expressly. provided herein. Sublessee waives and releases any and all statutory liens and offset rights.

     11.13 SEVERABILITY. Any provision of this Sublease which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Sublease, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

                         [SIGNATURES ON FOLLOWING PAGE]

     The parties have executed this Sublease and delivered it as of the date first written above.

                                            SUBLESSOR:

                                            FACILITECH, INC., dba BUSINESS
                                            INTERIORS, a Texas corporation


                                            By: /s/ Kathy White
                                                --------------------------------
                                            Name: Kathy White
                                            Title: CEO

                                            ADDRESS:

                                            Facilitech, Inc.
                                            dba Business Interiors
                                            1111 Valley View
                                            Irving, Texas 75061
                                            Attn: Ms. Kathy White
                                            Fax: (817) 858-2004


                                            SUBLESSEE:

                                            THE GOLF WAREHOUSE, L.L.C., a
                                            Delaware limited liability company


                                            By: /s/ R. Michael Marney
                                                --------------------------------
                                                R. Michael Marney
                                                President

                                            ADDRESS:

                                            The Golf Warehouse, L.L.C.
                                            8851 E. 34th Street North
                                            Wichita, KS 67226
                                            Attn: Mr. Michael Marney
                                            Fax: (316) 838-5557

                           CONSENT TO SUBLEASE BETWEEN
                 FACILITECH, INC. AND THE GOLF WAREHOUSE, L.L.C.

     The undersigned Master Lessor joins in the execution of this Sublease to
(a) acknowledge its consent to the sublease of the Subleased Premises to Sublessee, (b) confirm that the use of the Subleased Premises as set forth in
Section 1.6 hereof is acceptable and the amendment of the Master Lease to permit such use, (c) confirm that: (i) to Master Lessor's knowledge, Sublessor is not in default under the terms or conditions of the Master Lease and no event exists that, with the giving of notice or the passage of time, could constitute a default, (ii) the initial term of the Master Lease extends beyond September 30, 2006 (although with proper notice and timely payment of the lump sum set forth in Section 32 of the Master Lease, Sublessor (as tenant) has the right to terminate the Master Lease on such date), and (iii) Master Lessor, at the same time it notifies Sublessor of Sublessor's default under the Master Lease, will also notify Sublessee of such default, (d) confirm Master Lessor's consent to the assignment and sublease provisions as set forth in Article IX hereof and the amendment of the Master Lease to permit such assignments and sublease rights, and (e) consent to leasehold improvements consisting of perforations and penetrations of the wall between the Subleased Premises and other space currently leased to the Sublessee (and Master Lessor confirms that Sublessee, and not Sublessor, shall be obligated to restore such perforations and penetrations at the expiration or termination of the term of the Sublease). Nothing contained in this consent shall be deemed to operate as a waiver of Master Lessor's right to approve other non-affiliated subleases in the future, nor shall it be deemed to act to release Sublessor from any obligations under the Master Lease. The undersigned represents and warrants that it is the Lessor under the Master Lease.

     Executed as of July 8, 2004

                                        U.S. BUSINESS CENTERS, L.L.C.


                                        By: /s/ Johnny W. Stevens
                                            ------------------------------------
                                            Name: Johnny W. Stevens
                                            Title: Manager

                                    EXHIBIT 1
                                  MASTER LEASE

                                 LEASE AGREEMENT

THIS LEASE is made and entered into for Identification purposes on the 10 day of May, 1999, by and between STEPHEN L CLARK, as trustee of the Steve Clark Trust, created pursuant to a Trust Agreement dated October 4, 1996, executed by Stephen
L. Clark, as grantor, and Stephen L. Clark, as Trustee (hereinafter called the "Lessor") and FACILITECH, INC., a Texas corporation, d.b.a. Business Interiors/Scott Rice (hereinafter called the "Lessee").

LEASED PREMISES:

In consideration of the obligation of LESSEE to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, LESSOR hereby demises and leases to LESSEE, and LESSEE hereby takes from LESSOR, those certain premises, now or hereafter to be erected within the City of Wichita, County of Sedgwick, State of Kansas, and being a part of that certain warehouse building located at 8833 E. 34th Street (hereinafter referred to as the "WAREHOUSE"), more particularly described in the legal description attached hereto as EXHIBIT "A", which premises have a common street address of 8835 E. 34th Street, Wichita, Kansas, and consist of a space containing approximately 43,200 square feet of floor area (hereinafter called the "LEASED PREMISES"). The approximate dimensions of the Leased Premises are as follows:

Width or Front:   Approximately 240 feet measured, as applicable, from the
                  outside of each exterior wall of the Warehouse, which is also a wall of the Leased Premises or, in the case of those interior walls separating the Leased Premises from other tenant spaces in the Warehouse, from the center line of such interior walls.

Depth: Approximately 180 feet measured from the outside of the front to the outside of the rear wall of the Leased Premises.

The boundaries and location of the Leased Premises are outlined in red on the site plan of the Warehouse which is attached hereto as EXHIBIT "B" and made a part hereof.

1. Lease Term: Lessor hereby demises, lets, and leases unto Lessee the above described real property, together with the improvements located hereon, and all appurtenances thereto appertaining, for a term of ten (10) years beginning on the earlier of: (i) the day Lessee commences to distribute any merchandise from the Leased Premises; (ii) the day Lessee opens to the public for business at the Leased Premises; or (iii) the day Lessor has substantially completed "Lessor's Work" (hereafter defined) and the "Leasehold Improvements" (hereafter defined) and tendered possession of the Leased Premises to Lessee (herein the "COMMENCEMENT DATE"), and shall expire ten (10) years after the last day of the month in which the Commencement Date falls. Annual base rent shall be payable in equal monthly installments, commencing on the Commencement Date or if the Commencement Date is not the first day of a month, then on the first day of the month immediately following the month in which the Commencement Date falls and continuing on the first day of each month thereafter during the term of this Lease. In the event the Commencement Date falls on a day other than the first day of a calendar month, the base rental for such partial month shall be prorated by multiplying one twelfth (1/12) of the annual base rent by a fraction, the numerator of which shall be the number of days remaining in said partial month from and after (and including) the Commencement Date, and the denominator of which shall be thirty (30). The base rent for such partial month shall be paid on the first day of the month immediately following the month in which the Commencement Date falls. In the event, prior to the Commencement Date. Lessor shall determine, in its sole discretion, that allowing Lessee to take possession of a portion of the warehouse space within the Leased Premises for the limited purpose of storing Lessee's property will not interfere with Lessor's completion of the construction of the Leased Premises, Lessor will notify Lessee of such determination and, thereupon, Lessee shall have the right to store its property in the portions of the Leased Premises designated by Lessor, but only in accordance with such rules as Leaser shall impose.

2. Rental: Lessee agrees to pay to Lessor, its successors and assigns, as rental for said Leased Premises, the following:

     (a) Base Rent. Lessee shall pay, as base rent for years 1 through 5, the sum of $201,312.00 annually in equal monthly installments of $16,776.00 per month; and for years 6 through 10 the sum of $218,592.00 annually in equal monthly installments of $18,216.00 per month.

     (b) Taxes and Insurance: In addition to the base rent above provided, and as additional lease rent, Lessee shall pay its proportionate share of all taxes, general and special, assessed against every. part of the Warehouse of which the leased premises are a part and the land upon which the Warehouse is located (but not with respect to personal property owned by Landlord or other tenants nor any interest or penalty related to such taxes), and also its proportionate share of the cost of all fire, windstorm and other hazard insurance, including, without limitation, liability and rent loss coverage, carried upon the Warehouse of which the Lease Premises are a part. The square footage of building space leased to Lessee hereunder is 43,200 square feet, and the total leasable space in the Warehouse is 108,000 square feet and, therefore, Lessee's proportionate share is 40.00%, which percentage figure shall be applied to the total taxes assessed and insurance costs to determine the amount for which Lessee is liable. Lessor shall estimate for the period from the Commencement Date to January 1, next following the Commencement Date, Lessee's proportionate share of taxes and insurance costs and notify Lessee of the amount of such estimate.

          Lessee's proportionate share shall be the prorated for the actual number of months and days from the Commencement Date to January 1, next following the Commencement Date and Lessee shall pay the amount so determined to Lessor in equal monthly installments, concurrent with payment of the base rental, commencing on the, Commencement Date and continuing through and including the rental payment due December 1, next following the Commencement Date. On or before January 1, next following the Commencement Date, and on or before each succeeding January 1, thereafter, Lessor shall estimate Lessee's, pro rata share of the taxes and insurance costs for the succeeding calendar year, as provided above, and shall notify Lessee of the amount of said estimate. Lessee shall pay to Lessor monthly thereafter during the ensuing calendar year, concurrent with the payment of the base rental, 1/12th of the amount so estimated.

          Lessor shall keep annual records of the amount of taxes assessed and insurance costs paid and shall compute Lessee's pro rata share thereof. By no later than April 1 of each year of this lease, commencing April 1, 2000, Lessor shall notify Lessee of said amount of taxes and insurance coats. If the monthly payments previously made by Lessee are not sufficient to pay said taxes and insurance costs, Lessee shall pay to Lessor, within thirty (30) days after receipt of notice of said deficiency, the amount by which the actual costs of said taxes and insurance exceeds the estimated amount paid by Lessee. If the estimated amount paid by Lessee exceeds the taxes assessed and the cost of insurance, Lessor shall credit such excess to Lessee and shall reduce the estimated amount to be paid by Lessee for the ensuing year by that amount, or if a refund is owed to Lessee after the termination or expiration of the Lease, such amount, after deducting any amount owed by Lessee to Lessor, shall be paid to Lessee by no later than March 15 of the year immediately following the year for which the refund is due (this provision shall survive such termination or expiration).

     (c) Common Area Maintenance: In addition to the be rent above provided, and as additional lease rent, Lessee shall pay its proportionate share of the cost of operation and maintenance of the common area. Common area is defined for all purposes of this lease as part of the Warehouse intended for the common use of all Lessees, including among other facilities (as such may be applicable to the Warehouse) parking area, private streets and alleys, landscaping, curbs, curb cuts, loading area, sidewalks, lighting facilities and pylon signs. Lessor agrees to maintain the Common area in good condition and repair, ordinary wear and tear excepted.

          Lessor's operating costs shall mean the costs and expense of operating, maintaining, and managing the common area in a manner deemed by Lessor to be reasonable and appropriate and for the best interests of the Warehouse including, without limitation, all costs and expense of operating, maintaining, repairing or replacing the parking lot, sweeping, stripping, patching or resurfacing, landscape mowing, replanting and replacing flowers, shrubbery and planters, watering landscape areas, security service for the Warehouse, if any is provided, maintenance, repairing and electric expenses of the pylon sign, exterior building painting, electric expense for parking lot lighting, replacement of light bulbs and other common area lighting. Notwithstanding the foregoing to the contrary: (i) the cost of operation and maintenance shall not include capital improvements made to the building, costs of repairs, restoration or replacement occasioned by fire, storm or acts of God, replacements to the extent covered by warranties, and costs due to the negligence or tort of Landlord or an agent, employee or contractor of Lessor; (ii) in the event all or a portion of the parking lot is replaced, the cost thereof shall be amortized over fifteen (15) years from and after the date the applicable replacement is completed; and (iii) the replacement of all or any portion of the parking lot because of defective materials or workmanship shall not be included in the cost of operation and maintenance of the common area.

          Lessee's share of the cost of operation, maintenance, replacements described above and management of the common area shall be determined, estimated and paid in the same manner as Lessee's Share of taxes and insurance.

          The first year's estimate of taxes, insurance and common area maintenance is $4,068.00 per month which is broken dawn as follows:
          $.75/sq. ft./year for estimated taxes, $.10/sq.ft./year for estimated insurance, $.22/sq. ft./year for estimated CAM, and $.06/sq. ft./year for estimated management fees.

     (4) Audit Rights: After giving LESSOR 30 days prior written notice thereof, LESSEE may inspect or audit, at LESSOR'S offices, LESSOR'S records for the Warehouse relating to Taxes, Insurance, and Common Area Maintenance. LESSEE'S inspection or audit shall occur only during business hours and Lessee shall pay the cost of the audit or inspection. If an error was made in the costs previously charged to Tenant, then LESSOR shall refund to Lessee any overpayment or LESSEE shall pay to LESSOR any underpayment, as the case may be, within 30 days after such overpayment or underpayment is established,

3.   Maintenance and Repairs:

     (a) LESSOR shall, at its cost and expense, keep the foundation (excluding any special foundation poured at LESSEE'S request), the exterior walls (except plate glass; windows; doors; door closure devises; window and door frames, moldings, locks and hardware; and interior painting or other interior treatment of exterior walls), the roof (including, without limitation, both the membrane and the structure), the structural portions of the Leased Premises, and the laterals of the water, sewer, gas and electric from their point of connection with the supplier thereof to the Leased Premises, in good repair, except that LESSOR shall not be required to make any repairs occasioned by the act or negligence of LESSEE its employees, subtenants, licensees, contractors or concessionaires. In the event that the Leased Premises should become in need of repairs required to be made by LESSOR hereunder, LESSEE shall give immediate written notice thereof to LESSOR, and LESSOR shall, subject to force majeure, have twenty (20) days after receipt of said notice within which to commence and thereafter to diligently complete such repairs.

     (b) Except for those portions of the Leased premises which Lessor is obligated to maintain pursuant to subsection 3 (a) above, Lessee shall keep the Leased Premises in good, clean condition and repair at all times during the term and any extended term of this Lease and shall, at its sole cost and expense, make all needed repairs and replacements, including the repair and replacements of all lighting, heat, air-conditioning, plate glass, doors, windows, door closure devises, window and door frames, moldings, locks and hardware, and interior painting or other interior treatment of exterior walls, plumbing and other electrical, mechanical and electromotive installations (including, without limitation, dock levelers and dock sealers), equipment and fixtures and also including all repairs to ducts, conduits, pipes and wiring, and any sewer stoppage located in, under or above the Leased Premises and replacement of cracked or broken glass and repairs, replacements and alterations required by any governmental authority or any insurance company providing coverage on any part of the Warehouse to the extent required because of Lessee's use or occupancy of the Leased Premises or relating to installations made by LESSEE. LESSEE shall also make all necessary repairs and replacements of its fixtures required for the proper conduct of its business. If any repairs required to be made by LESSEE hereunder are not made within twenty (20) days after written notice delivered to LESSEE by LESSOR, LESSOR may at his option make such repairs without liability to LESSEE for any loss or damage which may result to its stock or business by reason of such repairs, and LESSEE shall pay to LESSOR upon demand as additional rent hereunder the cost of such repairs plus interest at the highest lawful rate from the date of payment by LESSOR until repaid by LESSEE. At the expiration of this lease, LESSEE shall surrender the Leased Premises in good condition, reasonable wear and tear and loss by fire or other casualty covered by LESSOR'S insurance excepted.

     (c) Lessor represents and warrants that, to its actual knowledge: (i) all building systems associated with the Leased Promises are in good working order and are free from known material defects; and (ii) the portions of the Warehouse constructed by Lessor are free from known material defects.

4. Signs: LESSEE shall not without LESSOR'S prior written consent: (a) install any exterior lighting, decoration, painting, awnings, canopies or the like; or (b) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Leased Premises. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by LESSOR for the Warehouse from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of LESSOR as to construction, method of attachment, size, shape, height lighting, color and general appearance. If LESSOR shall change its sign criteria and LESSEE'S signage no longer conforms thereto, LESSEE shall promptly alter its signs so that they do conform to the changes requested by LESSOR; provided, however, the cost of making such changes shall be paid by LESSOR. All signs shall be kept in good condition and in proper operating order at all times.

5.   Indemnity and Fire and Casualty Damage:

     (a) Indemnification and Liability Insurance: LESSEE covenants and agrees that it will protect and save and keep the LESSOR and any holder of a mortgage or deed of trust upon the Warehouse or any portion thereof forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any laws or ordinances whether occasioned by the neglect of LESSEE or those holding under LESSEE and that LESSEE will at all times protect, indemnify and save and keep harmless the LESSOR and any holder of a mortgage or deed of trust upon the Warehouse or any portion thereof against and from any and all claims and against and from any and all loss, costs, damage or expense, arising out of or from any accident or other occurrence on or about said Leased Premises, causing injury to any person or damage to property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the LESSOR and any holder of a mortgage or deed of trust upon the Warehouse or any portion thereof against and from any and all claims and against and from any and all loss, costs, damage or expense arising out of any failure of LESSEE in any respect to comply with and perform all the requirements and provisions hereof. Without limiting the generality of the foregoing, LESSEE further agrees at all times during the term hereof, at its own expense, to maintain and keep in effect liability insurance policies for damages to person or property in or about said Leased Premises. LESSEE shall furnish to LESSOR a Certificate of Insurance evidencing the existence of such insurance. The amount of said liability insurance shall not be less than $1,000,000.00 for property damage. LESSOR and any holder of a mortgage or deed of trust upon the Warehouse or any portion thereof shall be named as additional insured parties under said liability insurance.

     (b) Fire and Casualty Damage: LESSOR shall continuously insure the Warehouse for not less than 90% of its full replacement value and shall, upon request, provide LESSEE with reasonable proof of such coverage. LESSEE shall give immediate written notice to LESSOR of any damage caused to the Leased Premises by fire or other casualty. In the event that the Leased Premises all be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and LESSOR does not elect to terminate this lease as hereinafter provided, LESSOR shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Leased Premises; provided, however, in the event (a) the Warehouse is destroyed or substantially damaged by a casualty not covered by LESSOR'S insurance or (b) the Warehouse shall be destroyed or rendered untenable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by LESSOR'S insurance, or (c) the holder of a mortgage, deed of trust or other lien on the Leased Premises at the time of the casualty elects pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of LESSOR'S insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, then LESSOR may elect either terminate this lease or to proceed to rebuild and repair the Leased Premises. If more than fifty (50%) of the Leased Premises is destroyed or rendered untenantable by a casualty during the last twelve (12) months of the term or damage to the Leased Premises, occurring at anytime during the term, will take longer than six (6) months to repair from the date of the damage (exclusive of any time required, by LESSEE for repairing damage to its property or improvements), LESSOR and LESSEE shall each have the right to elect to terminate this Lease. The parties shall give written notice to the other of such election within thirty (30) days after the occurrence of such casualty. If this Lease is not terminated in accordance with any of the foregoing provisions of this subsection 5 (b), LESSOR shall proceed to repair said damage with reasonable diligence and at its sole cost and expense; provided, however, if the repairs to the Leased Premises are not substantially complete within six (6) months after the date of the casualty (herein the "Rebuild Period"), LESSEE shall have the right to terminate this Lease by providing written notice of termination to LESSOR within ten (10) days after expiration of the Rebuild Period. Notwithstanding the foregoing to the contrary, in the event LESSOR can not substantially complete such repairs within the Rebuild Period because of acts of God, the public enemy, shortages or materials or labor or other matters beyond the reasonable control of LESSOR, then the Rebuild Period shall be extended one day for every day that LESSOR is so delayed. LESSOR'S obligation to rebuild and repair under this section shall, in any event, be limited to restoring the Leased Premises to substantially the condition in which the same existed prior to such casualty, exclusive of any alteration, additional improvements, fixtures and equipment installed by LESSEE, LESSEE agrees that during any period of reconstruction or repair of the Leased Premises it will continue to the extent practicable. During the period from the occurrence of the casualty until LESSOR'S repairs are completed, the base rental and all additional rents and charges shall be reduced to such extent as may be fair and reasonable under the circumstances.

     (c) Waiver of Subrogation: Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto during the term of this lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the premises leased to LESSEE hereunder, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies. Said mutual waivers shall be in addition to, and not in limitation or derogation of any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company or any person, each party hereto hereby agrees immediately to give to each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

6. Eminent Domain: If any of the floor area of the Leased Premises should be taken for any public or quasi-public use under any government law, ordinance or regulation or by right of eminent domain this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

     If any part of the common area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either LESSOR or LESSEE may terminate this lease if: (a) the parking areas remaining following such taking (as the same may be reconfigured by LESSOR within the boundaries of the land described in Exhibit A) fail to meet the then applicable parking requirements of the applicable governmental authority; or (b) complete access to the Leased Premises is taken. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

     All compensation awarded for any taking of the Leased Premises or common area shall be the property of LESSOR, and LESSEE hereby assigns its interest in any such award to LESSOR; provided, however, LESSOR shall have no interest in any award made to LESSEE for LESSEE'S moving and relocation expenses or for the loss of LESSEE'S fixtures and other tangible personal property if a separate award for such items are made to LESSEE.

7. Acceptance of Premises: LESSEE acknowledges it has examined and knows the contents of the Leased Premises and has received the same in good condition or repair (subject to latent defects) and that no representations as to the condition or repair thereof have been made by LESSOR or LESSOR'S agent that are not herein expressed. LESSOR shall not be liable for any damage occasioned by or from plumbing, gas, water, steam, or other pipes, or sewage or the bursting, leaking, or running of any cistern tank, washstand, water closet or waste pipe in, above, upon, or about said building or premises, nor for any damages arising from acts or negligence of co-tenants or other occupants of the same building, or any owners or occupants of adjoining or contiguous property unless the damage results from a failure by LESSOR to perform its maintenance obligations set forth in this Lease.

8. Use and Possession: The Leased Premises may be used and occupied for the following purposes only:

          general office and warehouse and display or showroom of LESSEE'S merchandise.

     If LESSEE desires to change its use of the Leased Premises, then it may do so only with the prior written consent of LESSOR, which consent shall not be unreasonably withheld or delayed. It is agreed that LESSEE shall not use the outside of the premises for storage, except LESSEE may park semi-trucks and trailers in the dock area designated for LESSEE'S use.

9. Care of Premises and Trash Removal: LESSEE shall take good care of the Leased Premises and keep the same free from trash at all times. LESSEE shall keep the Leased Premises and sidewalks, service ways and loading areas adjacent to the Leased Premises, arranging for the regular pickup of such trash and garbage at LESSEE'S expense. Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by LESSOR. LESSEE shall not operate an incinerator or burn trash or garbage within the Warehouse area.

10. Lessor's Access to Premises: LESSOR shall have the right to enter upon the Leased Premises at any reasonable time, during normal business hours with reasonable advance notice, for the purpose of the inspecting the same, or of making repairs or additions to the Leased Premises, or of making repairs, alterations or additions to adjacent premises, or of showing the Leased premises to prospective purchasers, lessees or lenders but LESSOR shall use reasonable efforts not to materially disturb the ongoing business of LESSEE being conducted within the Leased Premises. LESSOR shall have the further right to place "For Rent", "For Lease" or similar such signs in, on or about the Leased Premises during the last thirty (30) days of the term of this lease.

11. Alterations, Additions and Improvements: LESSEE may erect such alterations, additions, and improvements inside the premises as it desires only upon receiving the prior written consent of LESSOR, which consent shall not be unreasonably withheld or delayed. Minor alterations, additions and improvements will not require the prior written consent of LESSOR. All such alterations, additions, or improvements shall be performed in a workmanlike manner and shall not weaken or impair the structural strength or lessen the value of the building and the premises, or change the purposes for which the building, or any part thereof, may be used, any such alterations, additions, or improvements shall be erected at the sole cost and expense of LESSEE, and LESSEE shall have no right, authority, or power to bind LESSOR or any interest of LESSOR in the Leased Premises, for the payment of any claim for labor or materials or for any charge or expense incurred in the erection, construction, or maintenance of such improvements, nor to render said Leased Premises liable for any lien for labor, material, or any other charge incurred in connection therewith, and LESSEE shall in no way be considered the agent of LESSOR in the erection, construction, operation and maintenance of said improvements, including electrical, plumbing and anything screwed, bolted or attached to the building, unless specifically excluded by written agreement between the LESSEE and LESSOR except "trade fixtures" put in at this expense of LESSEE, shall remain upon and be surrendered with the premises as a part thereof, at any termination of the lease, for any cause, and shall become the property of the LESSOR. LESSEE shall not allow any mechanic or materialman liens to be filed against the Leased Premises or any part thereof for work performed by or on behalf of, LESSEE. If any such lien is filed, LESSEE shall immediately cause such lien to be released by posting an appropriate bond or paying the claim which is the basis for the lien.

     LESSEE is leasing the demised premises in an as is condition except for the improvements to be constructed by LESSOR listed in EXHIBIT "C" attached to this lease and LESSOR'S representations set forth in subsection 3 (c) hereof.

12. Lease Assignment/Sublease: Without LESSOR'S prior consent, but with written notice to LESSOR, LESSEE shall have the right to assign or sublet the Leased Premises, in whole or in part, to an affiliate, joint venture partner, subsidiary or any entity owned and controlled by LESSEE, to the surviving entity resulting from a merger between LESSee and another company or to the buyer of all or at least a majority of the assets of or voting interests in LESSEE, or to an entity composed of LESSEE and a third party, which entity acquires all or substantially all of the business arising out of the Leased Premises, and LESSEE may sublease, without LESSOR'S consent, portions of the Leased Premises to any supplier, client or customer with whom LESSEE is working; provided, however, any such assignee or subtenant must observe and comply with the terms and provisions of this Lease including, without limitation, the limitations on use of the Leased Premises set forth in Section 8 hereof. Any such assignment or subletting shall not, in any manner, release LESSEE from its obligations under this lease.

     LESSEE shall not have the right to assign or in any manner transfer this lease or any estate or interest therein, or sublet said premises or any part thereof to other tenants, or permit any person, firm or corporation to share or use any part thereof with it, without the previous written consent of LESSOR. The consent hereby required shall not be unreasonably withheld or delayed, but any such assignment or subletting consented to by LESSOR shall not release LESSEE from its obligations under this lease. Consent to any assignment, when given, shall not operate as a waiver of this provision, and any subsequent assignment may be consented to by LESSOR as required herein.

13. Holding Over: In the event LESSEE remains in possession of the Leased Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a LESSEE from month-to-month at a rental equal to the rental herein provide plus twenty percent (20%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy.

14. Modification: No modifications of any of the terms or conditions of this lease, as expressed above, shall be effective unless reduced in writing and executed by both parties.

15. Default: If LESSEE shall default in the payment of any rent when due and shall fail to cure such default within ten (10) days after LESSOR gives LESSEE written notice thereof, or if LESSEE shall default in the performance of any other covenant or condition of this lease and shall fail to cure such default within thirty (30) days after LESSOR gives LESSEE written notice thereof (unless such default cannot reasonably be cured within thirty (30) days and in such case, LESSEE shall have commenced to cure said default within said thirty (30) days and thereafter continue diligently to pursue to completion the curing of same), LESSOR shall, at its election, have the right to terminate this lease and with or without terminating this lease have immediate possession of the Leased Premises, without waiving or relinquishing any claim for rent or damages then due or to become due thereafter, and LESSEE shall remain liable as hereinafter provided, in such event LESSOR, without prejudice to any other right or remedy which it may have hereunder or by law, may re-enter the Leased Premises either by force, or otherwise, or dispossess LESSEE, any legal representative of LESSEE or other occupant of the Leased Premises by appropriate suit, action or proceeding, and remove its effect and hold the Leased Premises if this lease has not been made. Notwithstanding that LESSOR may elect to terminate this lease, and during the full period which would otherwise have constituted the balance of the term of this lease, LESSEE shall continue liable for the performance of all the covenants of LESSEE under this lease, including LESSEE'S covenant to pay the full amount of rent reserved hereunder and LESSEE at its option may rent the Leased Premises for a term, or terms, which may be shorter or longer than the balance of the term hereof, in which event or events LESSOR shall apply any moneys collected first to the expense of resuming or obtaining possession of and reletting the Leased Premise and second to the payment of the rent due and to become due to LESSOR hereunder, and LESSEE shall be and remain liable for any deficiency. Should LESSOR fail to exercise any remedy it may have for default of LESSEE, such failure shall not be deemed to be a waiver of LESSOR'S rights to exercise such remedy for such default at a later time or for subsequent defaults, or otherwise to insist upon strict compliance with the terms hereof.

     LESSOR hereby waives any rights with respect to any contractual or statutory liens on LESSEE'S fixtures, furniture, equipment or tangible personal property located at the Leased Premises as well as those items of any client or customer whether stored on-site within the Leased Premises.

16. Bankruptcy of Lessee: If any adjudication of bankruptcy or insolvency be rendered against LESSEE herein or if a receiver of the assets or business of the LESSEE shall be appointed, or if any sale or attempted sale of the leasehold interest hereby created shall be made under or by virtue of any execution or other judicial process, LESSOR may at its option immediately terminate this lease.

17. Notices: Any notices to be given hereunder shall either be delivered personally or may be given by certified mail. All notices shall be deemed to be given when delivered, if delivered personally to the party upon whom such notice is addressed, or if given by certified mail, when deposited in a sealed envelope, postage prepaid, addressed to the parties as follows:

     To Lessor:      The Steve Clark Trust
                     Building E. Suite 200
                     1223 North Rock Road
                     Wichita, KS 67206

     To Lessee:      Facilitech, Inc.
                     1111 Valley View Lane
                     Irving, TX 75061

     with copy to:   Facilitech, Inc.
                     8835 East 34th Street
                     Wichita, KS 67226

     or at such other place as either party may hereinafter from time to time designate in writing.

18. Binding on Parties: Subject to the limitations, hereinbefore set forth pertaining to assignment and subletting, this lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19. Parking: If requested by LESSOR, in writing, LESSEE agrees to cause its employees to park only in such places as provided and designated by LESSOR, from time to time, for employee parking. In the event parking spaces located on the land described in Exhibit A, does not satisfy the parking requirements of the applicable governmental parking code and LESSOR fails to correct such deficiency within sixty (60) days after being notified thereof, in writing, by LESSEE, LESSEE shall have the right to terminate this Lease by giving LESSOR written notice of termination within thirty
     (30) days after expiration of said sixty (60) day cure period.

20. Prohibited Practices: LESSEE will not allow said premises to be used for any purposes or in any way that will increase the rate of insurance thereon. LESSEE shall not permit any acts or carry on any practices which may injure the building or become a nuisance to other tenants of the Warehouse or district of which the Leased Premises are a part and shall keep the premises under its control clean and free from rubbish, refuse, dirt, snow. and ice at all times. The LESSEE shall be responsible and pay the costs of removal any refuse, rubbish, and trash from the Lease Premises. Refuse and trash containers shall be kept in a location approved by the LESSOR and such area shall be kept clean at all times.

21. Utilities: The LESSEE shall pay for all utilities, including electric current, gas, water, telephone, waste disposal and sewage charges imposed on or due for services rendered to the hereby Leased Premises as the same shall become due during the term of this lease.

22. No Waiver Covenant: No waiver by LESSOR, its successors or assigns, of any breach of any of the covenants made by LESSEE herein shall be construed to be a waiver of any succeeding breach of any such covenant or agreement.

23. Successors in Interest: In the event of the transfer and assignment by the LESSOR of its interest in this lease and the building containing the premises to a person or entity assuming LESSOR'S obligations under the lease, LESSOR shall hereby be released from any further obligations hereunder and LESSEE agrees to look solely to the responsibility of such successor in interest of the LESSOR.

24. Subordination: There are currently no mortgages or other financing liens encumbering the Warehouse. LESSEE will subordinate its rights hereunder in this lease to any mortgage or mortgages, deed of trust or deeds of trust or the lien resulting from any other method of financing or refinancing, hereafter in force against the land and/or buildings of which the Leased Premises are a part, if and only if such mortgagee shall recognize, in such subordination agreement, the validity and continuance of this lease in the event of a foreclosure of the LESSOR'S interest, as long as the LESSEE shall not be in default under the terms of this lease. LESSEE agrees to execute and deliver to LESSOR, within twenty (20) days after receipt thereof a subordination agreement prepared with respect to a particular mortgage, deed of trust or other lien so long as the form thereof is in accordance with commercially reasonable standards applied by the lending industry in loans of the type and amount sought by LESSOR and such agreement provides for the non-disturbance of LESSEE in the event of foreclosure so long as LESSEE is not in default of the performance of its obligations under this Lease beyond any applicable cure period. LESSEE'S failure to timely deliver such agreement shall constitute a default under this Lease.

25. Estoppel Certificates: LESSEE shall, within twenty (20) days after written request from LESSOR, execute, acknowledge, and deliver to LESSOR or to LESSOR'S mortgagee, proposed mortgagee, lender or proposed purchaser of the Warehouse or any part thereof, any estoppel certificates requested by LESSOR, from time to time, which estoppel certificates shall show whether the lease is in full force and effect and whether any changes may have been made to the original lease; whether there are any defaults by LESSOR and, if so, the nature of such defaults, whether possession has been assumed and all improvements to be provided by LESSOR have been completed; and whether rent has been paid more than thirty (30) days in advance and that there are no liens, changes, or offsets against rental due or to become due and that the address shown on such estoppel is accurate, and containing such other matters as LESSOR may reasonably require.

26. Partnership: Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party as creating a relationship between the parties hereto other than the relationship of LESSOR and LESSEE.

27. Option: LESSOR grants LESSEE the option to extend this lease for two additional terms of five (5) years each, provided, however, that written notice by registered mail of the exercise of such option shall be given by the LESSEE at least 150 days before the expiration of the then current term of this lease. All the terms and conditions of this lease shall remain the same during the option period except the rental for such additional term shall be adjusted upwards in accordance with the following:

          For the purposes of the rental computations hereafter described, the following definitions shall apply:

          "CPI" shall mean the Consumer Price Index, All Consumers, All Items, (1982-84 = 100), U. S. City Average, as maintained by the United States Department of Labor, Bureau of Labor Statistics.

          "Base 1 Figure" shall mean the CPI figure for May 31, 2004.

          "Base 2 Figure" shall mean the CPI figure for May 31, 2008.

          "Base 3 Figure" shall mean the CPI figure for May 31, 2014.

          The annual base rent for the Leased Premises shall be adjusted at the beginning of the first extended term to equal the product obtained by multiplying the annual base rent to the last year of the initial term by a fraction, the numerator of which shall be the Base 2 Figure and the denominator of which shall be the Base 1 Figure. Such adjusted annual Fixed Minimum Rent shall be referred to herein as the "First Adjusted Rent" and shall be effective for each year of the first extended term.

          The annual base rent for the Leased Premises shall be adjusted at the beginning of the first year of the second extended term to equal the product obtained by multiplying the First Adjusted Rent by a fraction, the numerator of which shall be the Base 3 Figure and the denominator of which shall be the Base 2 Figure,

     Notwithstanding any of the, foregoing to the contrary, the annual base rent for the extended periods shall not be less than the annual base rent for the year immediately preceding the applicable extended period.

     In the event LESSEE exercises its first option described above, LESSOR agrees to make available to LESSEE, after the commencement of the extended term, a refurbishment allowance (herein the "Refurbishment Allowance") in the amount of $40,000 to be used in redecorating the Leased Premises. LESSOR shall not be obligated to pay the Refurbishment Allowance to LESSEE until LESSEE has complied with requirements (a), (b), (c) and (e) of
     Section 30 hereof, with respect to the redecorating work performed by LESSEE.

28. Lessee Improvements. LESSEE has submitted to LESSOR a set of plans and specifications for the improvements which LESSEE desires to make to the Leased Premises. LESSOR is currently reviewing said plans and specifications. LESSOR and LESSEE shall have until and including May 21, 1999, within which to agree, in writing, upon a set of plans and specifications for LESSEE'S improvements (herein the "LEASEHOLD IMPROVEMENTS") to the Leased Premises and the bid for the construction thereof. Such mutually acceptable plans and specifications for LESSEE'S improvements shall be referred to herein as the "LESSEES APPROVED PLANS" and the mutually acceptable bid for the construction of the Leasehold Improvements shall be referred to herein as the "APPROVED BID". In the event the parties fail to agree, in writing, upon a set of plans and specifications for the Leasehold Improvements and the bid for the construction thereof by and including May 21, 1999, then this Lease shall automatically terminate as of 5:00p.m., Wichita, Kansas, time, on May 21, 1999, and the parties shall thereupon be relieved of their respective rights and obligations set forth in this Lease. In the event LESSOR and LESSEE agree, in writing, upon a set plans and specifications for the Leasehold Improvements and the bid for the construction thereof by and including May 21, 1999, then LESSOR shall execute a construction agreement pursuant to the Approved Bid and proceed to construct the Leasehold Improvements in accordance with the LESSEE'S Approved Plans. LESSOR shall pay for the cost of constructing the Leasehold Improvements up to a maximum amount of $200,000 (herein the "CONSTRUCTION COST CAP"). LESSEE shall pay the cost of constructing the Leasehold Improvements to the extent such cost exceeds $200,000. One-half (1/2) of the cost of constructing the demising wall between the Leased Premises and the adjacent space shall be charged against the Construction Cost Cap. LESSEE shall pay to LESSOR, at the time LESSOR'S Work and the Leasehold Improvements are substantially complete, the amounts, if any, by which the sum of: (a) one-half (1/2) of the cost of constructing the demising wall between the Leased Premises and the adjacent space; and (b) the cost of constructing the Leasehold Improvements exceeds the Construction Cost Cap.

29. Description of Lessor's Work. LESSOR'S Work is defined and described in Exhibit C hereto.

30.  [intentionally Omitted]

31. Hazardous Materials. LESSEE agrees that it will not, without the prior written consent of LESSOR, use or permit to be used on or bring onto or about the premises any materials that have been or are in the future determined to be hazardous by any federal, state or local government agency other than those materials which are used by LESSEE in the ordinary course of its business and which are stored in accordance with requirements of applicable laws (LESSOR confirms that LESSEE'S electrostactic painting operation, so long as it is accomplished in accordance with applicable laws, is specifically allowed within the Leased Premises). LESSEE shall and hereby agrees to defend, indemnify and hold the LESSOR harmless from and against any claim asserted by, or any liability to any person, including, without limitation, any agency, branch or representative of federal, state or local government, on account of any personal injury or death or damage, destruction or loss of property (whether it be sudden and accidental or gradual and steady) resulting from or arising out of LESSEE'S usage, storage or disposal of hazardous material on the premises or LESSEE'S generation, brokerage or transference of any hazardous materials from the premises.

     LESSOR warrants that there ore no hazardous materials present in the building and/or site in any form as of the date of this Lease.

32. Early Termination. LESSEE shall have the right to terminate this Lease effective on the last day of the 7th year of the original lease term, provided however, that LESSOR receives notice in writing of said early termination at least six months in advance of the end of the 7th year of the original lease term and provided that LESSEE pays to LESSOR a lump sum of $125,000.00 at the time LESSEE vacates the Leased Premises; provided, however, in the event LESSEE exercises its first-right-of-refusal set forth in Section 34 hereof, the foregoing provisions of this Section 32 shall be null and void and LESSEE shall not have the right to terminate this Lease as set forth above in this Section.

33.  [Intentionally Omitted]

34. Right of First Refusal to Lease Additional Space. For the purposes of this Lease, the 14,600 square feet of additional floor space within the Warehouse located adjacent to the Leased Premises shall be referred to herein as the "ADJACENT Space". In the event, during the Term of this Lease, LESSOR shall receive a bona fide offer from a third party, acceptable to LESSOR (which may be in the form of a lease or letter of intent to be signed), to lease space within the Warehouse which includes the Adjacent Space (herein the "FIRST REFUSAL SPACE"), LESSOR shall submit a written notice thereof to LESSEE. Upon receipt of said notice, LESSEE shall have the right (the "RIGHT OF FIRST REFUSAL), exercisable at any time within ten (10) business days from and after the date of LESSEE'S receipt of such notice (herein the "EXERCISE PERIOD"), to lease the First Refusal Space upon the same terms and conditions offered by the third party; provided, however, (a) the term of the lease for the First Refusal Space shall be the same as the remaining term of this Lease; and (b) if the term of the offer to lease the First Refusal Space extends beyond the end of the then current term of this Lease and there remains an unexercised option to extend this Lease, LESSEE must exercise such option at the time it elects to exercise its right of first refusal. In order to exercise LESSEE'S Right of First Refusal, LESSEE must give LESSOR written notice thereof on or before the last day of the Exercise Period.

35. Competition. LESSOR agrees that so long as LESSEE is not in default in the performance of its obligations under this Lease and LESSEE is conducting substantially the same business from the Leased Premises as LESSEE conducted at the commencement of this Lease, LESSOR shall not lease any spare in the Warehouse to any of the following competitors of LESSEE:
     Office Installation Company (CIC), Total Installation Management Specialists (TIMS), Goldsmith's or any division or affiliate of Goldsmith's; Hesston Business Interiors, Crowley's Office Furniture, T.E. Berry & Associates Furnishing Solutions; Traditions Office Furniture; Dana Design; Single Source; Southwestern Office Supply; Tri City Office Equipment; Office One; Wright Line; Furniture Options; Alcazar LTD; CCR Office Products; IFG; Wright Line; Spaces; Corporate Express; and any entity which, at the time in question, derives more than fifty (50%). percent of its annual gross office furniture sale revenues from the sale of Herman Miller, Haworth or Knoll office furniture.

     IN WITNESS WHEREOF, the parties hereto have executed this lease the day and year first above written.

                                        "LESSOR"

                                        THE STEVE CLARK TRUST


                                        By: /s/ Stephen L. Clark, Trustee
                                            ------------------------------------
                                            Stephen L. Clark, Trustee


                                        "LESSEE"

                                        FACILITECH, INC.
                                        d.b.a. Business Interiors/Scott Rice


                                        By: /s/ Kathy M. White
                                            ------------------------------------
                                        Name: Kathy M. White
                                              ----------------------------------
                                        Title: Exec V.P.
                                              ----------------------------------

                                    EXHIBIT A

     Lot 1, Block 3, Mediterranean Plaza, an Addition to Wichita, Sedgwick County, Kansas.

                                  Exhibit "B"

                                  (FLOOR PLAN)

Address of the Leased Premises: 8835, E. 34th Street North
                                Wichita, Kansas 67226

                                   Exhibit "C"
                                 Landlord's Work

1.   Warehouse Sprinklers

     - Fire protection system for the shell area to be standard fire sprinkler system. This is a wet pipe system.

2.   Dock Equipment

     -    Dock levelers to be hydraulic 35,000 lb. capacity for five dock doors

     -    Dock bumpers for five dock doors

     -    Dock seals for two dock doors

     -    10 x 10 overhead doors - five doors

3.   Electrical

     -    Service to be 480/277 volt, 3 phase 200 amps

     -    Soffit lights at entrance included

     -    Exterior lighting provided

     - Warehouse lighting - 400 watt metal halide high bay fixtures on 30 ft centers

4.   HVAC

     - Warehouse heating system will include unit heaters to maintain 50 degree temperature in the warehouse space with minus 10 degree design temperature

5.   Plumbing

     -    1" water service to building

     - Sanitary sewer stubbed to sewer blockout in concrete floor, 40 ft from front wall

     Aluminum storefront windows

     -    Storefront windows and doors per the plan included

                             CLARK INVESTMENT GROUP

September 28, 1999

Ms. Kathy M. White
Executive Vice-President
Facilitech, Inc.
1111 Valley View Lane
Irving, Texas 75061

RE: Lease dated May 10, 1999
    8835 E. 34th Street
    Wichita, Kansas

Dear Kathy:

Per section 1 (iii) of our Lease Agreement dated May 10, 1999, the Commencement Date shall be the day Lessor has substantially completed "Lessor's Work" and the "Leasehold Improvements" and tendered possession of the Lease Premises to Lessee. Although we were substantially complete prior to October 1st, we have discussed with Tom Tatro, and agreed to a Commencement Date of October 1, 1999.

Please sign both copies of the enclosed Commencement Date letter, and return one signed original to my office along with the first month's rent check in the amount of $20,844.00 ($16,776.00 per month base rent, and $4,068.00 per month for estimated taxes, insurance and CAM).

If you have any questions or need any additional information, please call me at 316-634-1112.

Sincerely,


/s/ Stephen L. Clark, Trustee
-------------------------------------
Stephen L. Clark, Trustee
The Steve Clark Trust

                  1223 NORTH ROCK ROAD - BUILDING E, SUITE 200
                     P.O. BOX 21080 - WICHITA, KANSAS 67205
                       (316) 634-1112 - FAX (316)634-1116

                                COMMENCEMENT DATE

     With respect to that certain Lease Agreement (the "Lease") dated May 10, 1999, by and between, STEPHEN L. CLARK, as trustee of the Steve Clark Trust ("Lessor") and FACILITECH, INC., a Texas corporation, d.b.a. Business Interiors/Scott Rice ("Lessee"), covering approximately 43,200 square feet of floor area located at 8835 E. 34th Street, Wichita, Kansas, by their respective execution below, Lessor and Lessee each hereby stipulates and agrees that the Commencement Date (as referenced in paragraph (1) of the Lease) will occur on October 1, 1999. This Declaration may be relied upon by any person having or acquiring an interest in the Lease or by any person having or acquiring an interest in Lessee, without notice or consent of Lessor or Lessee.

                                        LESSOR

                                        THE STEVE CLARK TRUST


                                        By: /s/ Stephen L. Clark, Trustee
                                            ------------------------------------
                                                Stephen L. Clark, Trustee

                                        Date:
                                              --------------


                                        LESSEE

                                        FACILITECH, INC.
                                        d.b.a. Business Interiors/Scott Rice


                                        By: /s/ Kathy M. White
                                            ------------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------
                                        Date: 10-8-99
                                              ----------------------------------

                              ASSIGNMENT OF LEASES

KNOW ALL MEN BY THESE PRESENTS:

     THAT THE STEVE CLARK TRUST, created pursuant to a Trust Agreement dated October 4, 1996, executed by Stephen L. Clark, as grantor, and Stephen L Clark, as trustee, ("Assignor"), in consideration of the sum of Ten and no/100 Dollars ($10.00) in hand paid, and other good and valuable considerations, the payment, receipt and sufficiency of which is hereby acknowledged, does hereby assign, transfer, set over and convey to U.S. BUSINESS CENTERS, L.L.C., a Kansas limited liability company, ("Assignee"), all of Assignor's right, title and interest in and to all leases, including any and all security deposits made by tenants pursuant to said leases in effect at the real property legally described on Exhibit "A" attached hereto, which is located in Sedgwick County, Kansas ("Existing Leases").

     IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the 1st day of June, 2000.

ASSIGNOR:

THE STEVE CLARK TRUST


By: /s/ Stephen L. Clark
    ---------------------------------
    Stephen L. Clark, Trustee

STATE OF KANSAS      )
                     ), ss.
COUNTY OF SEDGWICK   )

     This instrument was acknowledged before me on June 12, 2000, by STEPHEN L, CLARK, Trustee, of THE STEVE CLARK TRUST.


/s/ Sharon K. Pack
-------------------------------------
Notary Public, State of Kansas

My commission expires: June 6, 2004
                       ------------
SHARON K. PACK
Notary Public - State of Kansas
My Appt. Expires: 6-6-2004

                                    EXHIBIT 2
                            HVAC MAINTENANCE CONTRACT

              (FAHNESTOCK HEATING AND AIR CONDITIONING, INC. LOGO)

                                  SILVER MEDAL
                        PREVENTIVE MAINTENANCE AGREEMENT

FAHNESTOCK HTG.& A/C INC.                                              AGREEMENT
3532 N. COMOTARA                                                         NUMBER
WICHITA KS 67226                                                      00013977 1
(316) 943-4323
                                                                     PAGE 2 of 2

JOB:                             BILL TO:
GOLF WAREHOUSE                   GOLF WAREHOUSE
8851 E. 34TH N.                  8851 E. 34TH N.
WICHITA KS 67226                 WICHITA KS 67226
(OFF) 838-5551 Ext 101           (OFF) 838-5551

                          PERIOD COVERED BY AGREEMENT
                                       TO
                            1/01/04         12/31/04

Complete Inspection and          24-Hour "Silver Medal   All necessary labor and
preventive maintenance service   Top Priority" service   filter removals (except
in the spring and in the fall    in case of emergency.   high efficiency).
of the equipment listed below.                           Twenty percent discount
                                                         on replacement parts.

EQUIP/MODEL#                     MAKE/SERIAL#            AGREEMENT TYPE
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  RKKBAl 2ODL15E940                2B6336ADAAF0200







                                                                 TOTAL DUE   994.00
SPECIAL INSTRUCTIONS                                                           0.00
                                                                             994.00

                             PROVISIONS OF AGREEMENT

                                                                 TOTAL DUE   994.00
SPECIAL INSTRUCTIONS                                                           0.00
                                                                             994.00

                             PROVISIONS OF AGREEMENT

1.   Owner will be contacted by phone prior to scheduled service call.

2.   Scheduled service will be provided during regular working hours.

3. This contract does not cover the moving of any equipment, the electrical beyond refrigeration units and furnace, or any work required due to negligence or misuse of equipment or failure of the Owner to follow normal operating procedure, or any shortage of electrical or water supply, sabotage, damage caused by freezing or breaking of pipes, or damage from any cause which is external or which does not arise solely and directly out of operation of the equipment.

4. This contract does not cover out-of-warranty heat exchangers, compressors, or coils.

5. This contract is not transferable without written consent of Fahnestock Heating and Air Conditioning, Inc.

6. This contract may be cancelled by either party at any time upon written notice.


/s/ Carol Prosser                       12/11/03
-------------------------------------   --------
DEALER APPROVAL                         DATE


/s/ signature not legible               Please return signed yellow copy
-------------------------------------   with remittance. Thank You.
ACCEPTED

    Fahnestock Heating & Air Conditioning, Inc. - 3532 N. Comotara - Wichita,
                    Kansas 67226 - Dial 943-HEAT or 943-COOL

              (FAHNESTOCK HEATING AND AIR CONDITIONING, INC. LOGO)

                                  SILVER MEDAL
                        PREVENTIVE MAINTENANCE AGREEMENT

FAHNESTOCK HTG.& A/C INC.                                              AGREEMENT
3532 N. COMOTARA                                                         NUMBER
WICHITA KS 67226                                                      00013977 1
(316) 943-4323
                                                                     PAGE 1 OF 2

JOB: 943-4328                    BILL TO:
GOLF WAREHOUSE                   GOLF WAREHOUSE
8851 E. 34TH N.                  8851 E. 34TH N.
WICHITA KS 67226                 WICHITA KS 67226
(OFF) 838-5551 Ext 101           (OFF) 838-5551

                           PERIOD COVERED BY AGREEMENT
                                        TO


Complete Inspection and          24-Hour "Silver Medal   All necessary labor and
preventive maintenance service   Top Priority" service   filter removals (except
in the spring and in the fall    in case of emergency.   high efficiency).
of the equipment listed below.                           Twenty percent discount
                                                         on replacement parts.

EQUIP/MODEL#                     MAKE/SERIAL#            AGREEMENT TYPE
------------------------------   ---------------------   -----------------
AIR HANDLER                      RUUD                    00   SILVER MEDAL
 RUBHA17J14MFA                    M379902695
AIR CONDITIONER                  RUUD                    00   SILVER MEDAL
 RUKKA037CAZ                      5776M499805469
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
 RKKBAl2ODL15E940                 2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
       " "                        2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
       " "                        2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
       " "                        2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
       " "                        2B6336ADAAF0200

                                                                 TOTAL DUE
SPECIAL INSTRUCTIONS

                             PROVISIONS OF AGREEMENT

WICHITA KS 67226                                                      00013977 1
(JOB) 943-4323
                                                                     PAGE 1 OF 2

                                 BILL TO:
GOLF WAREHOUSE                   GOLF WAREHOUSE
8851 E. 34TH N.                  8851 E. 34TH N.
WICHITA KS 67226                 WICHITA KS 67226
(OFF) 838-5551 Ext 101           (OFF) 838-5551

                           PERIOD COVERED BY AGREEMENT
                                         TO

Complete Inspection and          24-Hour "Silver Medal   All necessary labor and
preventive maintenance service   Top Priority" service   filter removals (except
in the spring and in the fall    in case of emergency.   high efficiency).
of the equipment listed below.                           Twenty percent discount
                                                         on replacement parts.

EQUIP/MODEL#                     MAKE/SERIAL#            AGREEMENT TYPE

AIR HANDLER                      RUUD                    00   SILVER MEDAL
  RUBHA17J14MFA                    M379902695
AIR CONDITIONER                  RUUD                    00   SILVER MEDAL
  RUKKA037CAZ                      5776M499805469
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  RKKBAl2ODL15E940                 2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  " "                              2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  " "                              2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  " "                              2B6336ADAAF0200
GAS/ELEC RTU                     RUUD                    00   SILVER MEDAL
  " "                              2B6336ADAAF0200
                                                                 TOTAL DUE
SPECIAL INSTRUCTIONS

                             PROVISIONS OF AGREEMENT

1.   Owner will be contacted by phone prior to scheduled service call.

2.   Scheduled service will be provided during regular working hours.

3. This contract does not cover the moving of any equipment, the electrical beyond refrigeration units and furnace, or any work required due to negligence or misuse of equipment or failure of the Owner to follow normal operating procedure, or any shortage of electrical or water supply, sabotage, damage caused by freezing or breaking of pipes, or damage from any cause which is external or which does not arise solely and directly out of operation of the equipment.

4. This contract does not cover out-of-warranty heat exchangers, compressors, or coils.

5. This contract is not transferable without written consent of Fahnestock Heating and Air Conditioning, Inc.

6. This contract may be cancelled by either party at any time upon written notice.


-------------------------------------   --------------------------------
DEALER APPROVAL                         DATE


-------------------------------------   Please return signed yellow copy
ACCEPTED                                with remittance. Thank You.

    Fahnestock Heating & Air Conditioning, Inc. - 3532 N. Comotara - Wichita,
                    Kansas 67226 - Dial 943-HEAT or 943-COOL